                                                                 EXHIBIT 10.3(b)



                           GODWINS BOOKE & DICKENSON
                            PROTOTYPE PROFIT SHARING
                                      AND
                        EMPLOYEE SAVINGS PLAN AND TRUST


                             NON-STANDARDIZED FORM
                            ADOPTION AGREEMENT - 001


              The Employer hereby makes the following declarations, designations, and elections for purposes of the plan and trust:

I.     EMPLOYER INFORMATION

A.     Name:  Plexus Corp.

B.     Address:  55 Jewelers Park Drive, Neenah WI  54952

C.     Telephone:   414-722-3451

D.     Employer Identification (or Social Security) Number:    39-1344447

E.     Type of entity: [Select one]

        X    (1)    Corporation
       ----
             (2)    Partnership
       ----
             (3)    Sole Proprietorship
       ----
             (4)    S Corporation
       ----

F.     Nature of Employer's Business:    Electronic - Design & Manufacture

G.     Primary Standard Industry Code (SIC):    3699

H.     Date of Incorporation or Commencement of Business:    12/1979

I.     State of Incorporation or State of Principal Business Activity:
       Wisconsin

J.     Fiscal Year End:    September 30





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K.     Other corporations or trades or businesses affiliated with or in the same controlled group of corporations or trades or businesses as the
       Employer:

       (1)    Name:  Electronic Assembly Corporation

              Address:  2121 Harrison Street, Neenah WI

              Employer Identification Number:    39-1158348

       (2)    Name:   Technology Group Inc.

              Address:  55 Jewelers Park Drive, Neenah WI

              Employer Identification Number:    39-1361270

       (3)    Name:  _____________________________________________

              Address:  __________________________________________

              Employer Identification Number:  ___________________

       If there are additional members of the same affiliated or controlled group of corporations or trades or businesses as the Employer, please attach a statement containing the above information for each additional member.

II.    PLAN FIDUCIARIES

       [Numbers shown in parenthesis throughout the remainder of this Adoption Agreement are references to sections of the accompanying plan document.]

A.     Committee (1.12; 10; 12.1.2):   [Insert the names of the individuals to
       be appointed by the Board]

       As designated by the Board


         Joseph D. Kaufman


         Lori A. Hoersch


         John L. Nussbaum





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B.     Plan Administrator (1.44; 10; 12.1.3): [Select one and complete, if necessary]

              (1)    The chairman of the Committee.
       ----

        X     (2)    The Committee.
       ----

              (3)    Other:
       ----

C.     Trustee(s) (1.61; 12.1.4; 20):

       (1)    Name:  Riggs National Bank

              Address:  808 17th Street NW Washington DC  20090


              Telephone:  202-835-6796

              Employer Identification Number or Social Security Number:
              52-1956537
       (2)    Name: ___________________________________________________

              Address: ________________________________________________

              Telephone:  _____________________________________________

              Employer Identification Number or Social Security Number:
       (3)    Name: ___________________________________________________

              Address: ________________________________________________

              Telephone:  _____________________________________________

              Employer Identification Number or Social Security Number:

III.   STATUS OF THE PLAN

A.     Name of the plan (1.43):  Plexus Corp. Employee Stock Savings Plan


B.     Original effective date (1.19):   January 1, 1989
C. If this plan is an amendment and restatement of an existing plan, except as otherwise provided in the plan document, the effective date of this amendment and restatement shall be (1.19; 17): January 1, 1996





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D.     Plan year end (1.45):  December 31

E.     Limitation year (23.5.9):  Plan Year

F.     Plan number:   001

G.     Governing state law (24.9):

If this plan is an amendment and restatement, please attach a copy of the most recent determination letter.

IV.    PARTICIPATION

A. All employees of the Employer shall be eligible to participate in the plan, except the following (1.21): [Select the desired exclusions]

              (1)    No exclusions will apply.
       ----

              (2)    Employees of an affiliated employer that is not a party to
       ----          the plan.

        X     (3)    Leased employees.
       ----

              (4)    Other:  _________________________________________________
       ----          _________________________________________________________
                     _________________________________________________________
                     _________________________________________________________
                     _________________________________________________________
                     _________________________________________________________

B.     Number of years of service required to participate (1.40):  [Select one]

              (1)    0 Years of Service.
       ----

        X     (2)    1 Year of Service.
       ----

              (3)    Other:
       ----          [not to exceed one year of service].

C.     Minimum age required to participate (1.40):  [Select one]

        X     (1)    No minimum age required.
       ----

              (2)    21 years of age.
       ----

              (3)    _____ years of age [not to exceed 20 1/2 years of age].
       ----




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D.     Entry date (1.28):  [Select one]

              (1)    First day of the first payroll period beginning after the
       -----         employee's date of hire.

              (2)    First day of the first payroll period after the completion
       -----         of any minimum age and service requirements chosen above.

              (3)    First day of the month coincident with or next following
       ----- the completion of any minimum age and service requirements chosen above.

              (4)    First day of the plan year or seventh month of the plan
       ----- year, whichever is earlier, coincident with or next following the completion of any minimum age and service requirements chosen above.

        X     (5)    First day of the plan year quarter coincident with or next
       -----         following the completion of any minimum age and service
                     requirements chosen above.

              (6)    First day of the plan year coincident with or next
       ----- following the completion of any minimum age and service requirements chosen above.

                            [Note: This option (6) may only be selected if the number of months of service required to participate is six or less.]

              (7)    First day of the plan year in which any minimum age and
       -----         service requirements chosen above are completed.

                            [Note: This option (7) is a retroactive entry date.]

V.     SERVICE

A.     Method for determining service for each employee (1.34, 1.41):
       [Select one]

         X  (1)    Service will be determined on the basis of hours of service
       ----        calculated as follows:  [Select one]

               X     (a)    On the basis of actual hours for which an employee
              ----          is paid or entitled to payment.

                     (b)    On the basis of days worked.  An employee shall be
              ---- credited with 10 hours of service for each day if he would be credited with at least one hour of service for such day under the plan.

                     (c)    On the basis of weeks worked.  An employee shall be
              ---- credited with 45 hours of service for each week if he would be credited with at least one hour of service for such week under the plan.

                     (d)    On the basis of semi-monthly payroll periods.  An
              ---- employee shall be credited with 95 hours of service for each payroll period if he would be credited with at least one hour of service for such payroll period under the plan.

                     (e)    On the basis of calendar months worked.  An
              ---- employee shall be credited with 190 hours of service for each month if he would be credited with at least one hour of service for the month under the plan.





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              (2)    Service will be determined on the basis of elapsed time.
       ----

B.     Prior service with certain affiliated employers (1.52.2):  [Select one]

        X     (1)    Service with an employer prior to such employer becoming an
       ----          affiliated employer shall not be recognized.

              (2)    Service with an employer prior to such employer becoming
       ----          an affiliated employer shall be recognized.

VI.    COMPENSATION

A.     Compensation defined (1.13; 23.5.2):

       A participant's "compensation" used in determining the amount of contributions and forfeitures, if any, allocable to such participant's account under the plan shall mean all of his: [Select one]

        X     (1)    W-2 earnings (Box 1), as defined in Section 23.5.2(i) of
       ----          the plan.

              (2)    Code Section 3401(a) wages, as defined in Section
       ----          23.5.2(ii) of the plan.

              (3)    Code Section 415 safe-harbor compensation, as defined in
       ----          Section 23.5.2(iii) of the plan.

B. In determining the amount of a participant's compensation to be used in calculating the amount of contributions and forfeitures, if any, allocable to such participant's account, certain salary reduction amounts shall be treated as follows (1.13): [Select one]

              (1)    Compensation shall not include Employer contributions made
       ---- pursuant to a salary reduction agreement which are not includible in the gross income of the employee under Sections 125, 402(g)(3), 402(h), or 403(b) of the Code.

        X     (2)    Compensation shall include Employer contributions made
       ----          pursuant to a salary reduction agreement which are not
                     includible in the gross income of the employee under Sections 125, 402(g)(3), 402(h), or 403(b) of the Code.

C.     Compensation excluded (1.13):

       The compensation of a participant used in determining the amount of contributions and forfeitures, if any, allocable to such participant's account under the plan shall not include the following items: [Select the applicable exclusions]

              (1)    Overtime.
       ----
              (2)    Bonuses.
       ----
              (3)    Commissions.
       ----
              (4)    Compensation in excess of $___________.
       ----
              (5)    Other:
       ----




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                ___________________________________________________________
                ___________________________________________________________


D.     Compensation considered (1.13):

       The compensation considered in determining the amount of contributions and forfeitures, if any, allocable to a participant's account under the plan shall include compensation actually paid to such participant during: [Select one]

        X     (1)    The plan year.  [Note:  This option must be elected if the
       ----          Employer elects for the plan to include a Cash or Deferred
                     Arrangement under item VII below.]

              (2)    The taxable year ending with or within the plan year.
       ----
              (3)    The limitation year ending with or within the plan year.
       ----
VII.   CASH OR DEFERRED ARRANGEMENT

A.            The plan shall not include a Cash or Deferred Arrangement
       ----   described in Section 401(k) of the Code (2.1).

                     [If the above option is selected, do not complete the remaining questions of item VII.]

        X     The plan shall include a Cash or Deferred Arrangement described in
       ----   Section 401(k) of the Code.

                     [If the above option is selected, please complete the remaining questions of item VII.]

B.     Elective deferrals (1.20; 2.1):

       (1) Amount of elective deferrals: [Select any applicable options and complete as appropriate]

              A participant may elect to have his compensation (as selected under Item VI. above) reduced by the following percentage or amount per payroll period, as designated in writing to the plan administrator: [Select and complete one or both options below]

               X     (a)    Up to  15 % of the employee's compensation
              ----          considered under the plan.

                     (b)    An amount not in excess of $___________.
              ----

       (2)    Change of elective deferrals (2.1.1):

              A participant may modify the amount of elective deferrals contributed to the plan on his behalf effective as of the first full payroll period beginning on or after the: [Select one]

                     (a)    First day of the next succeeding plan year.
              ----
                     (b)    First day of the plan year and the first day of the
              ----          seventh month of the plan year.





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               X     (c)    First day of the next plan year quarter.
              ----
                     (d)    First day of the next succeeding month.
              ----
                     (e)    Receipt by the Committee of the participant's
              ---- election to modify the amount of his elective deferrals.

       (3)    Distribution of elective deferrals (3.8; 6.5):

              Elective deferrals (and any qualified non-elective contributions and qualified matching contributions) and income allocable to such amounts shall be distributable upon termination of service, death, or disability, and upon: [Select one or more]

                     (a)    No other events.
              ----

               X     (b)    Termination of the plan without the establishment of
              ----          another defined contribution plan (other than an
                            employee stock ownership plan as defined in Section
                            4975(e) of the Code).

               X     (c)    The disposition by the Employer to an unrelated
              ----          corporation of substantially all of the assets
                            (within the meaning of section 409(d)(2) of the Code) used in a trade or business of the Employer, where (i) the participant is employed by such trade or business and continues employment with the entity acquiring such assets, and (ii) the Employer continues to maintain the plan after the sale or other disposition.

               X     (d)    The disposition by the Employer to an unrelated
              ----          entity of the Employer's interest in a subsidiary
                            (within the meaning of section 409(d)(3) of the Code), where (i) the participant is employed by such subsidiary and continues employment with such subsidiary following such sale or other disposition, and (ii) the Employer continues to maintain the plan after the sale or other disposition.

               X     (e)    The participant's attainment of age 59 1/2.
              ----

               X     (f)    The hardship of the participant as described in
              ----          Section 6.3 of the plan.  [If elected, this option
                            shall not apply to (i) qualified non-elective contributions, (ii) qualified matching contributions, (iii) income allocable to such amounts, or (iv) income allocable to elective deferrals after the end of the last plan year ending before July 1, 1989.]

C.     Qualified non-elective contributions (1.47; 2.1.5):

       (1) Qualified non-elective contributions made by the Employer to enable the plan to satisfy the actual deferral percentage ("ADP") test and the average contribution percentage ("ACP") test shall be allocated to the accounts of: [Select one]

                     (a)    All participants.
              ----

                     (b)    Only non-highly compensated participants.
              ----




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

                     (c)    A group of non-highly compensated participants
              ----          designated by the Committee.

       (2) The formula for allocating qualified non-elective contributions among those participants selected in Item VII.C.(1) above shall be as follows: [Select one]

                     (a)    In the ratio which each participant's compensation
              ---- for the plan year bears to the total compensation of all participants for such plan year.

                     (b)    In the ratio which each participant's compensation
              ---- not in excess of $___________ for the plan year bears to the total compensation of all participants not in excess of $___________ for such plan year.

                     (c)    $__________ for each participant.
              ----

       (3) In order to share in any qualified non-elective contribution made with respect to a plan year, an employee must be a participant during such plan year, and must (2.1.5; 2.1.8): [Select one]

                     (a)    Fulfill no additional requirements.
              ----

                     (b)    Complete a year of service within the plan year.
              ----

                     (c)    Be in the service of the Employer on the adjustment
              ---- date as of which the qualified non-elective contribution is allocated.

                     (d)    Complete a year of service within the plan year and
              ---- be in the service of the Employer on the year-end adjustment date as of which the qualified non-elective contribution is allocated.

D.     Qualified matching contributions (1.46; 2.1.4; 2.3.2):

       (1) Qualified matching contributions made by the Employer to enable the plan to satisfy the ADP test and/or the ACP test shall be allocated to the accounts of: [Select one]

                     (a)    All participants who make elective deferrals or
              ----          employee after-tax contributions for the plan year.

                     (b)    Only non-highly compensated participants who make
              ---- elective deferrals or employee after-tax contributions for the plan year.

                     (c)    A group of non-highly compensated participants
              ----          designated by the Committee.

       (2) In order to share in any qualified matching contributions made with respect to a plan year, an employee must be a participant with respect to such plan year, and must (2.3.2): [Select one]

                     (a)    Fulfill no additional requirements.
              ----

                     (b)    Complete a year of service within the plan year.
              ----




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

                     (c)    Be in the service of the Employer on the adjustment
              ---- date as of which the qualified matching contribution is allocated.

                     (d)    Complete a year of service within the plan year and
              ---- be in the service of the Employer on the year-end adjustment date as of which the qualified matching contribution is allocated.

VIII.  EMPLOYEE AFTER-TAX CONTRIBUTIONS

A.      X     (1)    Participants shall not be permitted to make employee
       ----          after-tax contributions to the plan (2.2).

                            [If the above option is selected, do not complete the remaining questions in this item VIII.]

              (2)    Participants shall be permitted to make employee after-tax
       ----          contributions to the plan.

                            [If the above option is selected, please complete the remaining questions in this item VIII.]

B. Amount of employee after-tax contributions (2.2.1): [Select one or both and complete as appropriate]

              A participant may elect to make employee after-tax contributions to the plan each payroll period, subject to the following limitations:

                     (a)    Up to _____% of the employee's compensation
              ----          considered under the plan.

                     (b)    An amount not in excess of $___________.
              ----

C.     Change of employee after-tax contributions (2.2.2):

              A participant may modify the amount of his employee after-tax contributions to the plan effective as of the first full payroll period beginning on or after the: [Select one]

                     (a)    First day of the next following plan year.
              ----

                     (b)    First day of the plan year and the first day of the
              ----          seventh month of the plan year.

                     (c)    First day of the next plan year quarter.
              ----

                     (d)    First day of the next succeeding month.
              ----

                     (e)    Receipt by the Committee of the participant's
              ---- election to modify the amount of his employee after-tax contributions.





                                      -10-
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D.     Withdrawals from employee after-tax contribution account (6.2):  [Select one and complete as appropriate]

              (1)    Except as otherwise provided in XI.E. or G, amounts
       ---- allocated to a participant's employee after-tax contribution account shall not be withdrawn prior to his termination of service, death, or disability.



              (2)    In addition to any withdrawal rights provided in XI E, or
       ---- G, at a participant's request, amounts allocated to his employee after-tax contribution account may be withdrawn prior to his termination of service, death, or disability, subject to the following conditions: [Complete (a); complete (b) if daily adjustment dates have been selected, also complete (c) through (f) as appropriate]

                     (a) A participant may not request more than _____ [not to exceed four] withdrawal(s) during a plan year.

                     (b) No withdrawal shall exceed _____% of the amount in the participant's employee after-tax contribution account, determined on the date the withdrawal request is actually processed.

                     (c) No withdrawal shall be made in an amount less than $___________ [Insert amount not in excess of $1,000]

                     (d) No withdrawal may be made until the participant has taken all available withdrawals from the following accounts: __________________________________________
                            ____________________________________________________
                            ____________________________________________________
                     (e) A withdrawal may only be made if the participant incurs a financial hardship. For purposes of this paragraph, a "financial hardship" is defined as
                            ____________________________________________________
                            _____________________________
                            ____________________________________________________
                            ________________________________[specify clear,
                            objective criteria for determining a financial hardship that precludes employer discretion]

                     (f)    A participant who receives a withdrawal shall not
                            be eligible to contribute to the plan ______________
                            ____________________________________________________
                            ____________________________________________________
                            [Insert type of contribution affected and period of suspension]

IX.    MATCHING CONTRIBUTIONS AND DISCRETIONARY EMPLOYER CONTRIBUTIONS

A.     Matching contributions (1.36; 2.3):

              The Employer shall not make matching contributions to the plan.
       ----
                     [If the above option is selected, do not complete the remaining questions in this item IX.A.; proceed to item IX.B.]

        X     The Employer shall make matching contributions to the plan.
       ----




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

                     [If the above option is selected, please complete the remaining questions in this item IX.]

       (1) Employer matching contributions shall be allocated according to the terms of the plan among: [Select one]

               X     (a)    All participants
              ----

                     (b)    All participants who are non-highly compensated
              ----          employees

              who have made elective deferrals and/or employee after-tax contributions, as appropriate, to the plan for such plan year.

       (2) The amount of matching contributions contributed to the plan by the Employer with respect to each participant's elective deferrals and/or employee after-tax contributions made during a plan year shall equal: [Select one or more]

              X      (a)    100 % of the first  2.5 % of the participant's
              ----          elective deferrals,

                            0  % of the next   0  % of the participant's
                            elective deferrals, and

                            0  % of the remaining   0  % of the participant's
                            elective deferrals, but

                            not to exceed a total matching contribution of $_____.


                     (b)    _____% of the first _____% of the participant's
             ----           employee after-tax contributions,

                            _____% of the next _____% of the participant's employee after-tax contributions, and

                            _____% of the remaining _____% of the participant's employee after-tax contributions, but not to exceed a total matching contribution of $___________.

                     (c)    _____% of the aggregate of the participant's
             ---- elective deferrals and employee after-tax contributions, not to exceed the first _____% of the participant's compensation, but not to exceed a total matching contribution of $__________ .

                     (d)    _____% of the first _____% of the aggregate of the
             ---- participant's elective deferrals and employee after-tax contributions,

                            _____% of the next _____% of the aggregate of the participant's elective deferrals and employee after-tax contributions, and

                            _____% of the remaining _____% of the aggregate of the participant's elective deferrals and employee after-tax contributions, but not to exceed a total matching contribution of $___________.

                     (e)    A uniform amount or percentage of elective
              ---- deferrals and/or employee after-tax contributions determined with respect to each plan year by the Employer prior to the first day of such plan year, but not to exceed a total matching contribution of $___________.

                     (f)    A uniform amount or percentage of elective
              ---- deferrals and/or employee after-tax contributions determined each plan year by the Employer in its discretion.

                     (g)    $_____________ for each participant making elective
              ----              deferrals during the plan year.

                     (h)    $_______ for each participant making employee
              ----          after-tax contributions during the plan year.

                     (i)    $___________ for each participant making elective
              ---- deferrals and/or employee after-tax contributions during the plan year.

                     (j)    Such additional amount or percentage as the
              ---- Employer in its discretion shall determine to be allocated in the same manner as chosen above.

       (3) In order to share in any matching contribution made with respect to a plan year, an employee must be a participant with respect to such plan year, and must (2.3): [Select one]

                X    (a)    Fulfill no additional requirements.
              ----

                     (b)    Complete a year of service within the plan year.
              ----

                     (c)    Be in the service of the Employer on the adjustment
              ---- date as of which the matching contribution is allocated.

                     (d)    Complete a year of service within the plan year and
              ---- be in the service of the Employer on the year-end adjustment date as of which the matching contribution is allocated.

       (4)           The requirements of item IX.A.(3) above shall not apply
              ---- with respect to a participant who retires, including disability retirement, or dies while in service during a plan year.

                     The requirements of item IX.A.(3) above shall apply with
              ---- respect to a participant who retires, including disability retirement, or dies while in service during a plan year.

       (5) Withdrawals from matching contribution account (6.1): [Select one]

        X     (a)    Except or otherwise provided in XI. E. or G., amounts
       ----          allocated to a participant's matching contribution account shall not be withdrawn prior to his termination of service, death, or disability.

              (b)    In addition to any withdrawals rights provided in XI. E.
       ---- or G., at a participant's request, amounts allocated to his matching contribution account may be withdrawn prior to his termination of service, death, or disability, subject to the following conditions: [Complete (i), complete (ii) if daily adjustment dates have been selected, and also complete (iii) through (ix), as appropriate]

                     (i) A participant may not request more than _____ [not to exceed four] withdrawal(s) during a plan year.

                     (ii) No withdrawal shall exceed _____% of the vested amount in the participant's matching contribution account, determined on the date the withdrawal request is actually processed.

                     (iii)  The participant must have attained at least the
              ---- fifth anniversary of his initial participation in the plan.

                     (iv)   The participant cannot withdraw any matching
              ---- contributions that have not been in the plan for at least 2 years unless he has attained at least the fifth anniversary of his initial participation in the plan.

                     (v)    The participant cannot withdraw any matching
              ---- contributions that have not been in the plan for at least 2 years.

                     (vi)   No withdrawal shall be made in an amount less than
              ----          $______ [Insert amount not in excess of $1,000]

                     (vii)  No withdrawal may be made until the participant has
              ---- taken all available withdrawals from the following accounts: __________________________________________
                            ____________________________________________________
                            ____________________________________________________

                     (viii) A withdrawal may only be made if the participant
              ---- incurs a financial hardship. For purposes of this paragraph, a "financial hardship" is defined as
                            ____________________________________________________
                            ____________________________________________________
                            ____________________________________________________
                            ________________________________[Specify clear,
                            objective criteria for determining a financial hardship that precludes employer discretion.]

                     (ix)   A participant who receives a withdrawal shall not
              ----          be eligible to contribute to the plan
                            ____________________________
                            ________________________________[Insert type of
                            contribution affected and period of suspension.]



B.     Discretionary Employer contributions (2.4; 2.8):

        X     The Employer shall not make discretionary Employer contributions
       ----   to the plan.

                     [If the above option is selected, do not complete the remaining questions in this item IX.B.]

              The Employer may make discretionary Employer contributions to the
       ----   plan.

                     [If the above option is selected, please complete the remaining questions in this item IX.B.]

       (1) Any discretionary Employer contributions made to the plan shall be determined as follows: [Select one and complete as appropriate]

              ____   (a)    An amount out of the current or accumulated net
                            profit of the Employer for such year as the Employer in its discretion shall determine.

              ____   (b)    _____% of the net profit of the Employer for such
                            year plus such additional amount, if any, out of the current or accumulated net profit of the Employer as the Employer in its discretion shall determine.

              ____   (c)    An amount of the net profit of the Employer for
                            such year determined as follows: _____% of the first $___________ of such net profit, plus _____% of the next $___________ of such net profit, plus
                            _____% of all such net profit over $___________.

              ____   (d)    _____% of the net profit of the Employer for such
                            year.

              ____   (e)    Such amount as the Employer in its discretion shall
                            determine without regard to current or accumulated net profit.

                                [If option (e) above is selected, do not complete item IX.B.(2) below.]

       (2) The Employer's net profit for purposes of determining the amount of any discretionary Employer contribution to the plan shall (1.37): [Select one]

              ____   (a)    Exclude a return on the net worth of the Employer
                            of ____% of such net worth.

              ____   (b)    Exclude $___________ from such net profit as
                            computed for other purposes.

              ____   (c)    Not provide for any exclusions.

       (3) Discretionary Employer contributions shall be allocated as of the adjustment date for which such contribution was made among the participants entitled to share therein in the manner determined as follows (2.4): [Select one]

              ____   (a)    The discretionary Employer contribution shall be
                            allocated in the same ratio that each participant's compensation bears to the compensation for all participants entitled to share in such discretionary Employer contribution.

              ____   (b)    The discretionary Employer contribution shall be
                            allocated as follows:

                            (i) If the plan is top-heavy and the minimum allocation is required in this plan, there shall be allocated to the account of each participant (including for this purpose each employee entitled to the minimum allocation provided in Section 22.2.1 of the plan) the amount determined by multiplying the minimum allocation percentage times his compensation. [If the plan is not top-heavy or the minimum allocation is not required in this plan, disregard paragraph (ii) below.]

                            (ii) If any portion of the discretionary Employer contribution shall remain to be allocated, the remaining portion, not exceeding the amount determined by multiplying the minimum allocation percentage times the excess compensation of participants, shall be allocated in the ratio that each participant's excess compensation bears to the excess compensation for all participants, but not in excess of 3% of each participant's compensation. For purposes of this paragraph (ii), in the case of any participant who has exceeded the cumulative permitted disparity limit described below, such participant's total compensation for the plan year will be taken into account.

                            (iii) If any portion of the discretionary Employer contribution shall remain to be allocated, the remaining portion, not exceeding the amount determined by multiplying (a) times
                                   (b), where (a) is the profit-sharing
                                   disparity rate and (b) is the sum of the compensation plus the excess compensation of participants, shall be allocated in the ratio that the sum of each participant's compensation plus excess compensation bears to the sum of the compensation plus excess compensation for all participants. For purposes of this paragraph (iii), in the case of any participant who has exceeded the cumulative permitted disparity limit described below, two times such participant's total compensation for the plan year will be taken into account.

                            (iv) If any portion of the discretionary Employer contributions shall remain to be allocated, the remaining portion shall be allocated in the ratio that the compensation of each participant bears to the compensation for all participants.

                     For this purpose, the following definitions shall apply:

                     (a) "Compensation" shall mean compensation as defined in Section 1.13.

                     (b) "Excess compensation" shall mean compensation in excess of the integration level.

                     (c) "Integration level" shall mean: [Select one and complete as appropriate]

                            _____  (i)     The taxable wage base.

                            _____  (ii)    $___________ [a dollar amount less
                                           than the taxable wage base].

                            _____  (iii)   ________% of the taxable wage base
                                           [not to exceed 100%].

                     (d) "Maximum profit-sharing disparity rate" shall mean the lesser of 5.7% (or, if greater, the percentage equal to the portion of the rate of tax under
                            Section 3111(a) of the Code (as of the beginning of the plan year) which is attributable to old-age insurance), or the applicable percentage determined in accordance with the following table:

                            (I)  If the integration level is:

                     more than             but not more thanthe applicable
                                                  percentage is
                     ---------             -------------------------------
                     $   0                 X             5.7%
                     X of TWB              80% of TWB    4.3%
                     80% of TWB            Y             5.4%

                            X      =       the greater of $10,000 or 20% of TWB
                            Y      =       any amount more than 80% of TWB but
                                           less than 100% of TWB.


                            (II) If the integration level is equal to the taxable wage base, the applicable percentage is 5.7% (or, if greater, the percentage equal to the portion of the rate of tax under Section 3111(a) of the Code (as of the beginning of the plan year) which is attributable to old-age insurance).

                     (e) "Minimum allocation percentage" shall mean the percentage specified in item XVII.B of the Adoption Agreement.

                     (f) "Profit-sharing disparity rate" shall mean a percentage equal to _____%. [Insert the desired percentage not to exceed the maximum profit-sharing disparity rate.] If the minimum allocation percentage is allocated in Item IX.B.(3)(b)(i) above, the profit-sharing disparity rate must be reduced (but not below zero) by the minimum allocation percentage before applying Item IX.B.(3)(b)(iii).

                     (g) "Taxable wage base" or "TWB" shall mean the maximum amount of earnings which may be considered wages for a year under Section 3121(a)(1) of the Code as in effect as of the first day of the plan year.

                     Overall permitted disparity limits.

                     Annual overall permitted disparity limit: Notwithstanding the preceding paragraphs, for any plan year this plan benefits any participant who benefits under another qualified plan or simplified employee pension, as defined in section 408(k) of the Code, maintained by the employer that provides for permitted disparity (or imputes disparity), employer contributions and forfeitures will be allocated to the account of each participant entitled to share therein in the ratio that such participant's total compensation bears to the total compensation of all participants.

                     Cumulative permitted disparity limit: Effective for plan years beginning on or after January 1, 1995, the cumulative permitted disparity limit for a participant is 35 total cumulative permitted disparity years. Total cumulative permitted years means the number of years credited to the participant for allocation or accrual purposes under this plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the employer. For purposes of determining the participant's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the participant has not benefited under a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, the participant has no cumulative disparity limit.

              ____   (c)    Each such participant shall receive an allocation
                            of $______________.

       (4) In order to share in any discretionary Employer contribution made with respect to a plan year, an employee must be a participant during such plan year, must not have a break in service during such plan year, and must (2.4): [Select one]

              ____   (a)    Fulfill no additional requirements.

              ____   (b)    Complete a year of service within the plan year.
                            [If this item IX.B.(4)(b) is selected, this condition will not apply in any plan year in which the plan is top-heavy.]

              ____   (c)    Be in the service of the Employer on the last day
                            of such plan year.

              ____   (d)    Complete a year of service within the plan year and
                            be in the service of the Employer on the last day of such plan year. [If this item IX.B.(4)(d) is selected, the condition that an employee complete a year of service within the plan year will not apply in any plan year in which the plan is top-heavy.]

       (5)    ____   The requirements of item IX.B.(4) above shall not apply
                     with respect to a participant who retires, including disability retirement, or dies while in service during a plan year.

              ____ The requirements of item IX.B.(4) above shall apply with respect to a participant who retires, including disability retirement, or dies while in service during a plan year.

       If the Employer does not elect under item XII.C below to apply forfeitures to reduce future discretionary Employer contributions, forfeitures of discretionary Employer contributions shall be allocated to the accounts of participants eligible to share in discretionary Employer contributions for a plan year in the same manner as the Employer shall elect above.

       (6) Withdrawals from discretionary Employer contribution account (6.1): [Select one]

       ____   (a)    Except as otherwise provided in XI. E. or G., amounts
                     allocated to a participant's discretionary Employer contribution account shall not be withdrawn prior to his termination of service, death, or disability.

       ____   (b)    In addition to any withdrawal rights provided in XI. E. or
                     G., at a participant's request, amounts allocated to his discretionary Employer contribution account may be withdrawn prior to his termination of service, death, or disability, subject to the following conditions:
                     [Complete (i), complete (ii) if daily adjustment dates have been selected, and also complete (iii) through (ix), as appropriate]

                     (i) A participant may not request more than _____ [not to exceed four] withdrawal(s) during a plan year.

                     (ii) No withdrawal shall exceed _____% of the vested amount in the participant's discretionary Employer contribution account, determined on the date the withdrawal request is actually processed.

              _____  (iii)  The participant must have attained at least the fifth anniversary of his initial participation in the plan.

                     (iv)   The participant cannot withdraw any discretionary
              ---- Employer contributions that have not been in the plan for at least 2 years unless he has attained at least the fifth anniversary of his initial participation in the plan.

                     (v)    The participant cannot withdraw any discretionary
              ---- employer contributions that have not been in the plan for at least 2 years.

                     (vi)   No withdrawal shall be made in an amount less than
              ----          $______ [Insert amount not in excess of $1,000]

                     (vii)  No withdrawal may be made until the participant has
              ---- taken all available withdrawals from the following accounts: __________________________________________
                            ____________________________________________________
                            ____________________________________________________

                     (viii) A withdrawal may only be made if the participant
              ---- incurs a financial hardship. For purposes of this paragraph, a "financial hardship" is defined as
                            ____________________________________________________
                            ____________________________________________________
                            ____________________________________________________
                            ________________________________[Specify clear,
                            objective criteria for determining a financial hardship that precludes employer discretion.]

                     (ix)   A participant who receives a withdrawal shall not
              ----          be eligible to contribute to the plan
                            ____________________________________________________
                            ________________________________[Insert type of
                            contribution affected and period of suspension.]



X.     ADJUSTMENT DATE AND METHOD

A. The separate accounts of each participant shall be adjusted on the last day of each plan year and such other times as may be designated below (1.4; 7; 8.1.2): [Select any additional dates desired]

              (1)    The last day of each month during the plan year.
       ----

              (2)    The last day of each third month during the plan year.
       ----

              (3)    The last day of each sixth month during the plan year.
       ----

              (4)    The last day of each week during the plan year.
       ----

        X     (5)    On each day shares are traded on a national stock exchange,
       ----          except for regularly scheduled holidays of the Sponsor or
                     Trustee ("daily adjustment dates").

B. The separate accounts of each participant shall be adjusted as of each adjustment date under the method designated below (7): [Select one.
       Note: Item X.B.(2) below must be elected if the Employer chooses daily adjustment dates in item X.A.(5) above.]

              (1)    Balance forward method.
       ----
                     (a) Payments: Prior to the allocation of net income or loss of the trust, there shall be subtracted from the account any payments made from the account subsequent to the preceding adjustment date.

                     (b) Forfeitures: Prior to the allocation of net income or loss of the trust, there shall be subtracted from the account any amounts forfeited by the participant pursuant to Section 5.3 or Section 23 of the plan subsequent to the preceding adjustment date.

                     (c) Loans: Prior to the allocation of net income or loss of the trust, there shall be subtracted from the account the total amount of any loans made from such account subsequent to the preceding adjustment date.

                     (d) Elective deferrals: Prior to the allocation of net income or loss of the trust, there shall be added to the participant's elective deferral account _____% [indicate a percentage not to exceed 100%] of any elective deferrals made by the participant subsequent to the preceding adjustment date. After the allocation of net income or loss of the trust, there shall be added to the participant's elective deferral account any elective deferrals made subsequent to the preceding adjustment date that were not added in by the preceding sentence.

                     (e) Employee after-tax contributions: Prior to the allocation of net income or loss of the trust, there shall be added to the participant's employee after-tax contribution account _____% [indicate a percentage not to exceed 100%] of any employee after-tax contributions made by the participant subsequent to the preceding adjustment date. After the allocation of net income or loss of the trust, there shall be added to the participant's employee after-tax contribution account any employee after-tax contributions made subsequent to the preceding adjustment date that were not added in by the preceding sentence.

                     (f)    Employer contributions:

                            (i) Prior to the allocation of net income or loss of the trust, there shall be added to the participant's matching contribution account _____% [indicate a percentage not to exceed 100%] of the Employer matching contributions made on the participant's behalf subsequent to the preceding adjustment date. After the allocation of net income or loss of the trust, there shall be added to the participant's matching contribution account any Employer matching contributions made on the participant's behalf subsequent to the preceding adjustment date that were not added in by the preceding sentence.

                            (ii) Prior to the allocation of net income or loss of the trust, there shall be added to the participant's discretionary Employer contribution account _____% [indicate a percentage not to exceed 100%] of the discretionary Employer contributions made on the participant's behalf subsequent to the preceding adjustment date. After the allocation of net income or loss of the trust, there shall be added to the participant's discretionary Employer contribution account any discretionary Employer contributions made on the participant's behalf subsequent to the preceding adjustment date that were not added in by the preceding sentence.

                            (iii) Prior to the allocation of net income or loss of the trust, there shall be added to the participant's qualified matching contribution account _____% [indicate a percentage not to exceed 100%] of the Employer qualified matching contributions made on the participant's behalf subsequent to the preceding adjustment date. After the allocation of net income or loss of the trust, there shall be added to the participant's qualified matching contribution account any Employer qualified matching contributions made on the participant's behalf subsequent to the preceding adjustment date that were not added in by the preceding sentence.

                            (iv) Prior to the allocation of net income or loss of the trust, there shall be added to the participant's qualified non-elective contribution account _____% [indicate a percentage not to exceed 100%] of the Employer qualified non-elective contributions made on the participant's behalf subsequent to the preceding adjustment date. After the allocation of net income or loss of the trust, there shall be added to the participant's qualified non-elective contribution account any Employer qualified non-elective contributions made on the participant's behalf subsequent to the preceding adjustment date that were not added in by the preceding sentence.

                     (g) Loan repayments: Prior to the allocation of net income or loss of the trust, there shall be added to the participant's account _______% [indicate a percentage not to exceed 100%] of any loan repayments, including interest, made by the participant subsequent to the preceding adjustment date. After the allocation of net income or loss of the trust, there shall be added to the participant's account any loan repayments, including interest, made by the participant subsequent to the preceding adjustment date that were not added in the preceding sentence.

                     (h) Employee rollovers: Prior to the allocation of net income or loss of the trust, there shall be added to the participant's rollover account _______% [indicate a percentage not to exceed 100%] of any rollover contributions made subsequent to the preceding adjustment date. After the allocation of net income or loss of the trust, there shall be added to the participant's rollover account any rollover contribution made subsequent to the preceding adjustment date that were not added in by the preceding sentence.

                     (i) Direct transfers: Prior to the allocation of the net income or loss of the trust, there shall be added to the participant's direct transfer account _______% [indicate a percentage not to exceed 100%] of any amounts transferred to the plan on behalf of the participant pursuant to Section 18 of the plan subsequent to the preceding adjustment date. After the allocation of net income or loss of the trust, there shall be added to the participant's direct transfer account any amounts directly transferred to the plan on behalf of the participant subsequent to the preceding adjustment date that were not added in by the preceding sentence.

                     (j) Reallocation of forfeitures: After the allocation of net income or loss of the trust, there shall be added to the participant's matching contribution account and/or discretionary Employer contribution account, as applicable, any forfeitures derived from matching contributions and/or discretionary Employer contributions in the manner prescribed by
                            Section 5.3 or Section 23 of the plan.

                     (k) Net income or loss: There shall be credited or debited to each separate account that portion of the net income or net loss of the trust since the last preceding adjustment date which the basic credit as of the last preceding adjustment date, as adjusted in the manner prescribed in the above paragraphs, bears to the total of all the basic credits as of such preceding adjustment date, as so adjusted. The net income or net loss of the trust shall be ascertained by the Trustee and shall mean the profits and income actually realized and received, less the losses and expenses actually incurred and paid, plus any net increase or minus any net decrease in the fair market value of the assets of the trust not actually realized and received or incurred and paid. Net income or net loss shall not include elective deferrals, qualified non-elective contributions, employee after-tax contributions, matching contributions, qualified matching contributions, or discretionary Employer contributions. In ascertaining such value, the expense of liquidation shall not be taken in account. "Basic credit as of the last preceding adjustment date" shall be such credit after the adjustments described in the above paragraphs have been made. Any qualified non-elective contributions, matching contributions, qualified matching contributions, or discretionary Employer contributions made after the close of a plan year, but allocated to a participant's account as of the last day of such prior plan year, shall be considered part of the basic credit, as of the adjustment date immediately preceding the date such contributions are actually made. For purposes of this paragraph, to the extent a participant's account shall be invested in a group annuity contract or guaranteed investment contract issued by a legal reserve life insurance company, such contracts shall be valued using an estimated daily earnings rate, if accurate earnings are not otherwise available to the Committee. The determination of net income or net loss to be allocated to the separate accounts of a participant shall be further subject to the requirements of
                            Section 8 of the plan to the extent such accounts are subject to the participant's investment direction.

                     (l) Employee buyback: After the allocation of net income or loss of the trust, there shall be added to the participant's account any amounts repaid by the participant in order to restore his account pursuant to Section 5.3 of the plan.

                     (m) Transfer of investment: Any change in the investment direction by the participant shall become effective on each adjustment date after all adjustments above have been made. There shall be added or subtracted any amounts transferred from one investment fund to another.

        X     (2)    Unit adjustment method.  [This option must be elected if
      -----          the Employer chooses daily adjustment dates in item
                     X.A.(5) above.]

                     The value of each participant's account shall be converted to units or shares. Thereafter, when the participant's account is credited with an allocation of any employee and/or Employer contributions, direct transfers from another qualified plan, rollover contributions, principal and interest payments on any loans made to the participant, and/or reallocated forfeitures in accordance with the terms of the plan, the value of such allocation shall be used to purchase units or shares and added to such participant's account. When any distributions, participant loans, withdrawals, transfers between investment funds, and/or administrative fees are charged against the participant's account in accordance with the terms of the plan, the number of units or shares equal in value to the amount paid from the participant's account shall be deducted from the outstanding units or shares.

XI.    DISTRIBUTIONS TO PARTICIPANTS

A.     Normal retirement age shall mean the date a participant (1.38; 3.1):
       [Select one and complete as appropriate]

        X     (1)    Attains age     65      [not to exceed 65].
       ----

              (2)    Attains age _____ [not to exceed 65] or the _____ [not to
       ---- exceed fifth] anniversary of the first day of the plan year in which the participant commenced his participation in the plan.

B.     Early retirement (3.2):  [Select one]

        X     (1)    Early retirement shall not be applicable under the plan.
       ----

              (2)    A participant may elect to retire prior to his normal
       ---- retirement date as of the first day of any calendar month following his: [Select one and complete as appropriate]

                            (a)    Attainment of age _____.
                     ----

                            (b)    Completion of _____ years of service.
                     ----

                            (c)    Attainment of age _____ and completion of
                     ----          _____ years of service.

C.     Distributions to terminated participants (3.6):

       A participant who terminates service before he is eligible to retire may elect to have his vested accrued benefit valued as of the adjustment date specified below (the "termination adjustment date") and distributed as soon as practicable thereafter: [Select one]

              (1)    The adjustment date coincident with or next following the
       ----          termination of service of the participant.

              (2)    The adjustment date coincident with the close of the plan
       ---- year in which the participant incurs a one year break in service.

              (3)    The adjustment date coincident with the close of the plan
       ---- year in which the participant incurs five consecutive one year breaks in service.

              (4)    The adjustment date coincident with or next following the
       ----          normal retirement date of the participant.

              (5)    The adjustment date next preceding the termination of the
       ---- participant; provided that such participant's vested accrued benefit shall include any elective deferrals and employee after-tax contributions made and attributable to the period after such adjustment date and allocable to the participant's account, but shall not include any earnings or losses thereon after such adjustment date.

                            [Note: If option (5) above is elected and the participant is entitled to an allocation of qualified non- elective contributions, matching contributions, qualified matching contributions, or discretionary Employer contributions under the plan for any period after his termination adjustment date, an additional distribution of the vested portion of any such contribution shall be made to the participant as soon as practicable after the adjustment date as of which such contributions are made.]

         X    (6)    The adjustment date the distribution is actually processed.
       ----          [This item must be selected if daily adjustment dates have been elected.]

              [Note: A prior plan cannot be amended to eliminate or reduce an existing optional form of benefit, including payment schedule, time of commencement, and medium of distribution.]

D.     Segregation of terminated participant's vested benefit (3.6.3):
       [Select one]

       [Complete this item XI.D only if a participant is not permitted to direct the investment of his entire account.]

        X     (1)    The Trustee shall not segregate for investment purposes
       ----          that portion of the terminated participant's vested
                     accrued benefit which is not credited to his directed separate accounts (as defined in Section 8.1).

              (2)    The Trustee shall segregate for investment purposes that
       ---- portion of the terminated participant's vested accrued benefit which is not credited to his directed separate accounts (as defined in Section 8.1). The segregated portion shall be held in a deferred payment account pursuant to Section 3.6.3.

E.     Distributions on or after attainment of age 59 1/2 (6.4):

       [If you select this option a participant may withdraw all or any portion of his account on or after attaining age 59 1/2, regardless of whether he is still in service.]

        X     If this option is selected, a participant may withdraw all or any
       ----   portion of the following separate accounts which are a part of his entire account on or after attainment of age 59 1/2, provided that a participant may not request more than one [not to exceed four] withdrawals during a plan year.[Select one or more ]

                     (a)    the discretionary Employer contribution account;
              ----

                     (b)    the mandatory contribution account;
              ----

               X     (c)    the elective deferral account;
              ----

                     (d)    the qualified non-elective contribution account;
              ----

                     (e)    the employee after-tax contribution account;
              ----

               X     (f)    the matching contribution account;
              ----

                     (g)    the qualified matching contribution account;
              ----

               X     (h)    the rollover account; and
              ----

                     (i)    the direct transfer account.
              ----

F.     Determination of life expectancies for minimum distributions (4.4):

       Required minimum distributions under Section 4.4 will be determined based on the life expectancy of: [Select one]

        X     (1)    The participant only.
       ----

              (2)    The participant and his or her designated beneficiary.
       ----

G.     Hardship withdrawals (6.5):  [Select one]

              (1)    Hardship distributions shall not be permitted under the
       ----          plan.

        X     (2)    Hardship distributions shall be permitted under the plan.
       ----          Hardship distributions shall be available from the vested
                     portion of the following accounts of the participant:
                     [Select one]

                     (a)    All of his accounts (other than his qualified
              ---- matching contribution account and his qualified non-elective contribution account);

                     (b)    His elective deferral account only (excluding
              ---- earnings credited as of any plan year ending after July 1, 1989);

               X     (c)    The elective deferrals credited to his elective
              ----          deferral account only (excluding all earnings).

H.     Mode of distribution (4.1):

       All distributions pursuant to Section 4.1.1 of the plan shall be made in accordance with one of the following optional forms of payment. [Select one or more]

              (1)    Term certain as described in 4.1.1(i).
       ----

        X     (2)    Lump sum as described in 4.1.1(ii).
       ----
       See addendum for protected payout installment option.

XII.   VESTING OF MATCHING AND DISCRETIONARY EMPLOYER CONTRIBUTIONS

A.     Vesting schedule (2.3.4; 2.4; 5.1; 5.2):

       The nonforfeitable percentage of each participant in his matching contribution account and discretionary Employer contribution account shall be determined according to the following schedule: [Select one]

              (1)    100% vesting after _____ [not to exceed 5] years of
       ----          service.

              (2)      Number of Years           Vesting
       ----             of  Service             Percentage
                     -----------------          ----------
                     Less than 1
                                                  ----
                         1
                                                  ----
                         2
                                                  ----
                         3                             (at least 20%)
                                                  ----
                         4                             (at least 40%)
                                                  ----
                         5                             (at least 60%)
                                                  ----
                         6                             (at least 80%)
                                                  ----
                     7 or more
                                                  ----

        X     (3)    Immediate 100% vesting.
       ----

B.     Years of service counted for vesting purposes (1.62; 5.2):

       All years of service with the Employer shall be counted to determine the vested percentage of the participant's accrued benefit derived from matching contributions and discretionary Employer contributions except:
       [Select the desired exclusions, if any]:

        X     (1)    No exclusions.
       ----

              (2)    Years of service before age _____ [not to exceed age 18].
       ----

              (3)    Years of service during a period for which the participant
       ---- made no mandatory contributions, if required under a prior plan.

              (4)    Years of service before the Employer maintained this plan.
       ----

              (5)    Years of service before January 1, 1971, unless the
       ---- employee has had at least three years of service after December 31, 1970.

              (6)    Years of service before the effective date of ERISA, if
       ---- such service would have been disregarded under the break in service rules of a prior plan in effect from time to time before such date. For this purpose, the break in service rules are rules which result in the loss of prior vesting or benefit accruals, or which deny an employee eligibility to participate, by reason of separation or failure to complete a required period of service within a specified period of time.

              (7)    Years of service before a participant's one year break in
       ---- service, provided that the participant shall be credited with such years of service upon his completion of a year of service following his date of reemployment.

C. Allocation of forfeitures of matching contributions and discretionary Employer contributions (5.3): [Select one]

       [Note: Forfeitures of excess aggregate contributions shall be treated in the same manner as elected in this item XII.C with respect to forfeitures of matching contributions, except that if such forfeitures are reallocated, they shall only be reallocated among the accounts of non-highly compensated participants.]

              (1)    All forfeitures of matching contributions shall be
       ---- reallocated to the matching contribution account of each participant eligible to share in matching contributions for the plan year in which the forfeiture occurs in the same proportion that the matching contributions allocated to the participant's matching contribution account bears to the matching contributions allocated to the matching contribution accounts of all participants eligible to share in such matching contributions for such plan year. All forfeitures of discretionary Employer contributions under the plan shall be reallocated to the discretionary Employer contribution account of all participants who are entitled to share in such discretionary Employer contributions for the plan year in which the forfeiture occurs in the same proportion that the discretionary Employer contributions allocated under the plan for such plan year (or would have been allocated if a contribution had been made).

              (2)    All forfeitures of matching contributions and
       ---- discretionary Employer contributions under the plan shall be allocated to a participant's discretionary Employer contribution account in the same ratio that each participant's compensation bears to the compensation for all participants entitled to share in the discretionary Employer contributions.

              (3)    All forfeitures of matching contributions and
       ---- discretionary Employer contributions under the plan shall be applied to reduce future matching and discretionary Employer contributions, if any.

              (4)    All forfeitures of matching contributions under the plan
       ---- shall be applied to reduce future matching contributions, if any. All forfeitures of discretionary Employer contributions under the plan shall be reallocated among all participants who are entitled to share in such discretionary Employer contributions for the plan year in which the forfeiture occurs in the same manner as discretionary Employer contributions are allocated under the plan for such plan year (or would have been allocated if a contribution had been made).

XIII.  PARTICIPANT LOANS

A.     Permissibility of participant loans (6.4):  [Select one]

        X     Loans to participants or beneficiaries shall not be permitted
       ----   under the plan.

                     [If the above option is selected, do not complete the remaining question in this item XIII.]

              Loans to participants or beneficiaries (but not owner-employees
       ---- or shareholder-employees of S corporations) shall be permitted under the plan.

                     [If the above option is selected, please complete the remainder of this item XIII as applicable.]

B.     Amount of participant loans:

       The minimum amount of a participant loan that may be obtained under the plan shall be: [Select one]

              (1)    $500
       ----

              (2)    $1,000.
       ----

C.     Sources of participant loans:

       The principal amount of a participant loan may be obtained from the vested portion of the following accounts of the participant: [Select one]

       ____   (1)    His entire account (other than his deductible contribution account).

       ____   (2)    His elective deferral account only.

       ____   (3)    The following separate accounts which are a part of his
                     entire account:  [Select one or more]

              ____   (a)    the discretionary Employer contribution account;

              ____   (b)    the mandatory contribution account;

              ____   (c)    the elective deferral account;

              ____   (d)    the qualified non-elective contribution account;

              ____   (e)    the employee after-tax contribution account;

              ____   (f)    the matching contribution account;

              ____   (g)    the qualified matching contribution account;

              ____   (h)    the rollover account; and

              ____   (i)    the direct transfer account.

D.     Loans from separate accounts invested in Employer stock:  [Select one]

       ____   (1)    Notwithstanding the above, amounts allocated to a
                     participant's separate account that are required to be invested or reinvested in Employer stock shall not be sold or applied to fund the principal amount of a participant loan under the plan.

       ____   (2)    Amounts allocated to a participant's separate account that are required to be invested or reinvested in Employer stock may be sold or applied to fund the principal amount of a participant loan under the plan.

XIV.   PARTICIPANT DIRECTED INVESTMENTS

A. Permissibility of participant directed investments (8.1): [Select one. If option (3) is selected, complete option (3) as instructed.]

       ____   (1)    Each participant shall not be permitted to direct the
                     investment or reinvestment of any portion of his account.

                     [If the above option is selected, do not complete the remaining questions in this item XIV.]

       ____   (2)    Each participant shall be permitted to direct the
                     investment and reinvestment of his entire account among the directed investment funds, including, if elected by the Employer in item XV below, the Employer stock fund.

                     [If the above option is selected, please complete the remaining questions in this item XIV. See item XV below for an election to permit directed investments in Employer stock.]

         X    (3)    Each participant shall be permitted to direct the
        ----         investment and reinvestment of one or more of the
                     following separate accounts, which are a part of his entire account, among the directed investment funds, including, if elected by the Employer in item XV below, the Employer stock fund: [Select one or more as desired]

                     (a)    the discretionary Employer contribution account;
              ----

                     (b)    the deductible contribution account;
              ----

                     (c)    the mandatory contribution account;
              ----

               X     (d)    the elective deferral account;
              ----

                     (e)    the qualified non-elective contribution account;
              ----

                     (f)    the employee after-tax contribution account;
              ----

                     (g)    the matching contribution account;
              ----

                     (h)    the qualified matching contribution account;
              ----

               X     (i)    the rollover account; and
              ----

                     (j)    the direct transfer account.
              ----

                     [If the above option is selected, please complete the remaining questions in this item XIV. See item XV below for an election to permit directed investments in Employer stock.]

B.     Direction by terminated participants and beneficiaries (3.6.3; 8.1):
       [Select one]

              (1)    Following a participant's termination of service for any
       ---- reason, such participant or his beneficiary shall not be entitled to continue to direct the investment of the participant's directed separate accounts. If the participant's vested accrued benefit will be held under the plan for future payment to him or his beneficiary pursuant to Section 3.6.3, Section 4.1, or Section 4.2, the amounts credited to the participant's directed separate accounts will be transferred as of the adjustment date coincident with or next following the date of his termination of service to the most conservative directed investment fund as designated by the Committee.

        X     (2)    Following a participant's termination of service for any
       ----          reason, such participant or his beneficiary shall be
                     entitled to continue to direct the investment of the participant's directed separate accounts until the participant's benefit is paid to him or his beneficiary in full as provided in Section 3.6.3, Section 4.1, or Section
                     4.2.

C.     Allocation among investment funds (8.1.3; 8.1.4):

       Each participant shall be permitted to direct the investment of future contributions allocated to his directed separate accounts among the available directed investment funds in multiples of the following percentage: [Select one and complete, if necessary]

              (1)    10%
       ----

              (2)    25%
       ----

        X     (3)     5% [Insert any whole percentage that divides evenly into
       ----              100]

       Each participant shall be permitted to reallocate the amounts credited to his directed separate accounts among the available directed investment funds as follows: [Select one or more and complete as appropriate]

        X     (1)    In multiples of the following percentage:
       ----
                     (a)    10%
              ----

                     (b)    25%
              ----

                     (c)     5% [Insert any whole percentage that divides
              ----           evenly into 100].

              (2)    In units.
       ----

              (3)    In dollars.
       ----

D.     Frequency of investment directions (8.1.3; 8.1.4):

       Each participant shall be permitted to change his direction of the future contributions allocated to his directed separate accounts or to reallocate the amounts credited to his directed separate accounts among the available directed investment funds as of the following adjustment dates: [Select one. Note: The dates selected under this item XIV.D should coincide with the adjustment date(s) selected in item X.A above. Participants should not be permitted to give investment directions more frequently than the adjustment dates selected for the plan.]

        X     (1)    Each day during the plan year.
       ----
                     [Note: Item XV.D.(1) above should not be elected unless daily adjustment dates have been elected.]

              (2)    The last day of each month during the plan year.
       ----

              (3)    The last day of each third month during the plan year.
       ----

              (4)    The last day of each sixth month during the plan year.
       ----

              (5)    The last day of each week during the plan year.
       ----

              (6)    The last day of each plan year.
       ----

              (7)    Other:
       ----                 ---------------------------------------------------
                     ----------------------------------------------------------

XV.    INVESTMENTS IN EMPLOYER STOCK

A.     Permissibility of investments in Employer stock (1.26; 9; 20).
       [Select one]

              (1)    The Trustee shall not be authorized to invest plan assets
       ----          in Employer stock.

                            [If the above option is selected, do not complete the remaining questions in this item XV.]

              (2)    The Committee shall be authorized to direct the Trustee to
       ---- invest and reinvest plan assets in shares of Employer stock as a general investment of the trust in accordance with Section 20.

                     [Note: This option should be selected if the Employer does not intend to make matching contributions and/or discretionary Employer contributions to the plan in shares of Employer stock and participants are not permitted to direct the investment of any portion of their accounts (i.e., if item XIV.A.(1) above was selected).]

                            [If the above option is selected, do not complete the remaining questions in this item XV.]

        X     (3)    The Committee shall be authorized to direct the Trustee to
      ----           establish an Employer stock fund (as described in Section
                     9.1) for the purpose of receiving and holding any shares of Employer stock contributed to the plan as matching contributions and/or discretionary Employer contributions.

                     [Note: This option should be selected if the Employer intends to make matching contributions and/or discretionary Employer contributions to the plan in shares of Employer stock.]

       If this option (3) is selected and participants are permitted to direct the investment of any portion of their accounts among the other directed investment funds (i.e., if either item XIV.A.(2) or item XIV.A.(3) above was selected), select one of the following additional options :

              (A)    Each participant shall not be permitted to direct the
       ---- investment or reinvestment of any portion of his account in the Employer stock fund.

              (B)    Each participant shall be permitted to direct the
       ---- investment and reinvestment of his entire account in the Employer stock fund.

        X     (C)    Each participant shall be permitted to direct the
       ----          investment and reinvestment of one or more of the
                     following separate accounts which are a part of his entire account in the Employer stock fund: [Select one or more as desired]

                     (a)    the discretionary Employer contribution account;
              ----

                     (b)    the deductible contribution account;
              ----


                     (c)    the mandatory contribution account;
              ----

               X     (d)    the elective deferral account;
              ----

                     (e)    the qualified non-elective contribution account;
              ----

                     (f)    the employee after-tax contribution account;
              ----

                     (g)    the matching contribution account;
              ----

                     (h)    the qualified matching contribution account;
              ----

               X     (i)    the rollover account; and
              ----

                     (j)    the direct transfer account.
              ----
                            [If item XV.A.(3) is selected, please complete the remaining questions in this item XV.]

              (4)    The Committee shall be authorized to direct the Trustee to
       ---- establish an Employer stock fund (as described in Section 9.1) for the purpose of allowing participants to direct the investment or reinvestment of all or a portion of their accounts in Employer stock as designated below.

                     [Note: This option should be selected if the Employer does not intend to make matching contributions and/or discretionary Employer contributions to the plan in shares of Employer stock, but wants to permit participants to invest and reinvest all or a portion of their accounts in Employer stock.]

       If this item XV.A.(4) is selected, select one of the following additional options:

              (A)    Each participant shall be permitted to direct the
       ---- investment or reinvestment of his entire account in the Employer stock fund.

              (B)    Each participant shall be permitted to direct the
       ---- investment and reinvestment of one or more of the following separate accounts which are a part of his entire account in the Employer stock fund: [Select one or more as desired]

                     (a)    the discretionary Employer contribution account;
              ----

                     (b)    the deductible contribution account;
              ----

                     (c)    the mandatory contribution account;
              ----

                     (d)    the elective deferral account;
              ----

                     (e)    the qualified non-elective contribution account;
              ----

                     (f)    the employee after-tax contribution account;
              ----

                     (g)    the matching contribution account;
              ----

                     (h)    the qualified matching contribution account;
              ----

                     (i)    the rollover account; and
              ----

                     (j)    the direct transfer account.
              ----

                     [If this item XV.A.(4) is selected, please complete the remaining questions in this item XV.]

B.     Medium of payment (4.8).

       To the extent amounts allocated to a participant's separate account are invested in Employer stock, the distribution of such amounts shall be made in: [Select one]

              (1)    Cash.
       ----

              (2)    Shares of Employer stock.
       ----

        X     (3)    Cash or shares of Employer stock, as elected by the
       ----          participant or beneficiary.

                     [If item XV.B.(1) is selected, please proceed to item XV.D. Do not complete item XV.C.]

C.     Right of first refusal (9.3):  [Select one]

        X     (1)    Any participant who receives a distribution of Employer
       ----          stock under the plan and desires to dispose of such
                     Employer stock shall not be required to first offer to sell such Employer stock to the Employer.

              (2)    Any participant who receives a distribution of Employer
       ---- stock under the plan and desires to dispose of such Employer stock shall be required to first offer to sell such Employer stock to the Employer.

D.     Voting of Employer stock (9.4).

       (1)    Readily tradable Employer stock (9.4.1):  [Select one]

              [Complete this item XV.D.(1) only if the Employer stock held by the Trustee is readily tradable on an established market. If it is not readily tradable, please proceed to item XV.D.(2). See
              Section 9.4.1 for a definition of "readily tradable on an established market."]

              (a)    Each participant or his beneficiaries shall not be
       ---- entitled to direct the Trustee as to the manner in which shares of Employer stock allocated to the participant's separate accounts shall be voted with respect to any corporate matter that involves voting the Employer stock allocated to the participant's separate accounts.

        X     (b)    Each participant or his beneficiaries shall be entitled to
       ----          direct the Trustee as to the manner in which shares of
                     Employer stock allocated to the participant's separate accounts shall be voted with respect to any corporate matter that involves voting the Employer stock allocated to the participant's separate accounts.

              [Note: It may be advisable to amend this item XV.D if the Employer stock allocated to a participant's separate accounts should become not readily tradable in the future.]

       (2)    Not readily tradable Employer stock (9.4.2):  [Select one]

              [Complete this item XV.E.(2) only if the Employer stock held by the Trustee is not readily tradable on an established market.]

              (a)    Each participant or his beneficiaries shall not be
       ---- entitled to direct the Trustee as to the manner in which shares of Employer stock allocated to the participant's separate accounts shall be voted with respect to any corporate matter that involves voting the Employer stock allocated to the participant's separate accounts.

              (b)    Each participant or his beneficiaries shall be entitled to
       ---- direct the Trustee as to the manner in which shares of Employer stock allocated to the participant's separate accounts shall be voted with respect to any corporate matter that involves voting the Employer stock allocated to the participant's separate accounts.

              (c)    Each participant or his beneficiaries shall be entitled to
       ---- direct the Trustee as to the manner in which shares of Employer stock allocated to the participant's separate accounts shall be voted with respect to any corporate matter involving the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, or sale of substantially all of the assets of the Employer's trade or business.

              [Note: It may be advisable to amend this item XV.D if the Employer stock allocated to a participant's separate accounts should become readily tradable in the future.]

XVI.   ROLLOVERS

A.     Permissibility of rollovers to the plan (19.1):  [Select one]

              Rollovers to the plan shall not be permitted.
       ----
                     [If the above option is selected, do not complete the remaining question in this item XVI.]

        X     Rollovers to the plan shall be permitted by the individuals
       ----   designated in item XVI.B below.

                     [If the above option is selected, please complete item XVI.B.]

       See addendum for limits on rollovers.

B.     Persons eligible to make rollovers to the plan (19.1):  [Select one.]

        X     All employees eligible to participate in the plan under Item IV.A,
       ----   including employees who have not completed the participation requirements under the plan.

              All participants.
       ----

C.     Withdrawals from rollover account:  [Select one or more]

              (a)    Except as provided in XI. E. or G., amounts allocated to a
       ---- participant's rollover account shall not be withdrawn prior to his termination of service, death, or disability.



        X     (b)    In addition to any withdrawal rights provided in XI. E. or
       ----          G., at a participant's request, amounts allocated to his
                     rollover contribution account may be withdrawn prior to his termination of service, death, or disability, subject to the following conditions:

                     [Complete (i); complete (ii) if daily adjustment dates have been selected; also complete III through V as appropriate]

                     (i)    A participant may not request more than   1   [not
                            to exceed four] withdrawal(s) during a plan year.

                     (ii) No withdrawal shall exceed 100 % of the amount in the participant's rollover contribution account, determined on the date the withdrawal request is actually processed.

                     (iii)  No withdrawal shall be made in an amount less than
              ----          $______ [Insert amount not in excess of $1,000.}

                     (iv)   No withdrawal may be made until the participant has
              ---- taken all available withdrawals from the following accounts: __________________________________________
                            ____________________________________________________
                            ____________________________________________________

                X    (v)    A withdrawal may only be made if the participant
              ----          incurs a financial hardship.  For purposes of this
                            paragraph, a "financial hardship" is defined as   a
                            hardship within the meaning of Section 6.5.2 of the plan. [Specify clear, objective criteria for determining a financial hardship that precludes employer discretion.]


XVII.  TOP-HEAVY PROVISIONS

A.     Top-heavy ratio (22.1.7):

       For purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for interest and mortality based on the following: [Complete both]

       (1)    Interest rate:  6   %

       (2)    Mortality table:  PBGC I for males, PBGC II for females

B.     Minimum top-heavy allocations (22.2.1):

       For purposes of minimum top-heavy allocations, contributions and
       forfeitures equal to   3  % of each non-key employee's compensation will
       be allocated to the employee's account when the plan is top-heavy.

              [Insert a percentage that is not less than 3%; provided that "0" may be inserted if the minimum allocation will be provided to participants under any other plan or plans of the Employer. If permitted pursuant to Section 22.2.1 of the plan, such percentage shall in no event exceed the largest percentage of Employer contributions and forfeitures allocated on behalf of any key employee. Neither elective deferrals nor matching contributions may be taken into account for the purpose of satisfying the minimum top-heavy allocation requirement. The Employer may attach additional provisions as necessary to satisfy Section 416 of the Code because of the required aggregation of multiple plans.]

C.     Top-heavy vesting schedule (22.2.2):

       [Complete this question if option (3) of item XII.A is not selected and either (a) option (1) of item XII.A is selected and the number of years of service is greater than three, or (b) option (2) of item XII.A is selected and the vested percentage for any year under such option is less than the vested percentage for the same year under option (2) of this item.]

       The nonforfeitable percentage of each participant in his accrued benefit attributable to matching contributions and discretionary Employer contributions for any top-heavy plan year shall be determined as follows: [Select one]

              (1)    100% vesting after _____ [not to exceed 3] years of
       ----          service.

              (2)    Number of Years       Vesting
       ----             of Service        Percentage

                     Less than 2               0%
                            2                 20%
                            3                 40%
                            4                 60%
                            5                 80%
                       6 or more             100%

XVIII. MAXIMUM ALLOCATIONS

A.     Correction of excess allocations (23.1.4; 23.2.6):

       If, as a result of the allocation of forfeitures, a reasonable error in estimating a participant's compensation, a reasonable error in determining the amount of elective deferrals that may be made by a participant under the limitations of Section 23 of the plan, or other limited facts and circumstances, the maximum permissible amount would be exceeded for any limitation year, such excess amount with respect to a participant for such limitation year shall be disposed of in the following order:

       (1) Any employee after-tax contributions (and any gains attributable thereto) to the extent of such excess shall be returned to the participant.

       (2) If further reductions are necessary, any elective deferrals to the extent of such excess shall be returned to the participant.

       (3) If further reductions are necessary, then the Committee shall reduce the excess amount in the following manner: [Select one]

               X     (a)    First, such participant's share of the discretionary
              ----          Employer contributions, then his share of the
                            matching contributions, and finally, his share of any forfeitures for the limitation year shall be reduced in that order to the extent of such remaining excess. Such excess amount shall be credited to a separate special account for the participant designated as a "suspense account," and shall be applied in the next limitation year (and succeeding limitation years if necessary) to reduce matching contributions and discretionary Employer contributions for the participant, provided he is covered under the plan as of the adjustment date such matching contributions or discretionary
                            Employer contributions are allocated. If the participant is not covered under the plan at such time, the balance of the suspense account shall be reallocated among the remaining participants in the ratio which each of such participant's compensation during the limitation year in question bears to the aggregate compensation of all such participants during such limitation year, and before any employee after-tax contribution, elective deferrals, qualified non-elective contributions, matching contributions, qualified matching contributions, or discretionary
                            Employer contributions for such limitation year are allocated.

                            The suspense account shall be adjusted annually for additions thereto and distributions therefrom, but not for any net income or net loss attributable thereto. In the event the plan is terminated, any balance in the suspense account shall be returned to the Employer.

                     (b)    First, such participant's share of the
              ---- discretionary Employer contributions, then his share of the matching contributions, and finally, his share of any forfeitures for the limitation year shall be reduced in that order to the extent of such remaining excess. The amount of the reduction shall be reallocated among the remaining participants in the ratio which each of such participant's compensation during the limitation year in question bears to the aggregate compensation of all such participants during such limitation year and before any employee after-tax contributions, elective deferrals, qualified non-elective contributions, matching contributions, qualified matching contributions, or discretionary Employer contributions for such limitation year are allocated. If all of the amount of such reduction cannot be reallocated without causing the account of each other participant to exceed the maximum permissible amount, then such remaining amount shall be credited to a suspense account.

                            The suspense account shall contain the excess amounts of Employer contributions and forfeitures from all limitation years. Such excess amounts shall be allocated for each succeeding limitation year among the accounts of participants in the ratio which each of such participant's compensation for the limitation year in question bears to the aggregate compensation of all such participants during such limitation year and before any employee after- tax contributions, elective deferrals, qualified non-elective contributions, matching contributions, qualified matching contributions, or discretionary Employer contributions for such year are allocated. The suspense account shall be adjusted annually for additions thereto and distributions therefrom, but not for any net income or net loss attributable thereto. In the event the plan is terminated, any balance in the suspense account shall be returned to the Employer.

       Notwithstanding anything above or in the plan to the contrary, if all or part of a participant's elective deferrals or employee after- tax contributions are distributed to the participant pursuant to the provisions of Section 23 of the plan, the matching contribution made with respect to such elective deferrals or employee after-tax contributions, adjusted for income and losses allocable thereto, shall be forfeited by the participant on or before the March 15 next following the end of the plan year for which the matching contribution was made. The income and losses allocable to the forfeited matching contributions for the plan year shall be determined in the same manner as income and losses allocable to excess aggregate contribution are determined pursuant to Section 2.3.6. Forfeitures of matching contributions (including income and losses allocable thereto) shall be applied in the current or next succeeding plan year in the same manner as elected by the Employer in item XII.C of this Adoption Agreement.

B.  Limits for multiple plans:

       If the Employer maintains another qualified defined contribution plan, other than a regional prototype plan: [Select one]

        X     (1)    The provisions of Section 23.2.1 through 23.2.6 will apply
       ----          as if the other plan were a regional prototype plan.

              (2)    [Provide the method under which the plans will limit total
       ---- annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion].

C. If the participant is or has ever been a participant in a defined benefit plan maintained by the Employer: [Insert provision which satisfies 1.0 limitation of Section 415(e) of the Code. See Treasury Regulation Section 1.415-1 for guidance.]

       If the sum of the defined benefit fraction and the defined contribution fraction shall exceed 1.0 in any limitation year for any participant in this plan, the Employer shall adjust the numerator of the defined benefit fraction so that the sum of the defined benefit fraction and the defined contribution fraction shall not be in excess of 1.0 in any year for such participant in accordance with the provisions set forth in the defined benefit plan.

XIX.   SUBSTITUTE TRUST OR CUSTODIAL ACCOUNT AGREEMENT (20.7)

              [Complete this Item XIX only if you are adopting a separate trust or custodial account agreement that overrides the trust provisions of Section 20 of the plan.]

               X   The attached trust or custodial agreement overrides the
              ---- trust provisions of Section 20 of the plan.

              IN WITNESS WHEREOF, this Agreement has been executed by the
parties hereto on the        day of                                   19
                      -------       --------------------------------,   ------.

                                          PLEXUS CORP.
                                   -------------------------------------------
                                   Name of Employer


                                   By:
                                       ---------------------------------------
                                       President, Partner, or Sole Proprietor
Attest/Witness:



------------------------------------

[Corporate Seal]

                                   Name of Trustee(s)


                                   By:
                                       ----------------------------------------
                                       Individual/Authorized Officer


Attest:


------------------------------------

[Corporate Seal]

              NOTE: The Employer may not rely on the notification letter issued by the National or District Office of Internal Revenue Service as evidence that this plan is qualified under Section 401 of the Code. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate Key District Office for a determination letter.

              The plan is adopted by the following affiliated employers:



                                        -------------------------------------
                                   Name of Affiliated Employer


                                   By:
                                        -------------------------------------
                                        President, Partner, or Sole Proprietor
Attest/Witness:



------------------------------------

[Corporate Seal]


                                        ------------------------------------
                                   Name of Affiliated Employer


                                   By:
                                        ------------------------------------
                                      President, Partner, or Sole Proprietor


Attest/Witness:


------------------------------------

[Corporate Seal]

                                        ------------------------------------
                                   Name of Affiliated Employer


                                   By:
                                        ------------------------------------
                                      President, Partner, or Sole Proprietor
Attest/Witness:



-----------------------------------

[Corporate Seal]